                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                    _______________________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 27, 1997
                                                 ----------------

                          INTERNATIONAL CABLETEL INCORPORATED
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

    Delaware                    0-22616                          52-1822078
---------------               ------------                  --------------------
(State or Other               (Commission                       (IRS Employer
Jurisdiction of               File Number)                  Identification No.)
Incorporation)


110 East 59th Street, New York, New York                            10022
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's Telephone Number, including area code           (212) 906-8440
                                                       -------------------------

_______________________________________________________________________________
           (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.
------   ------------

     On January 27, 1997, the Company announced that intends to complete a concurrent offering of Senior Notes Due 2007 (the "Senior Notes") and Preferred Stock with a maturity in 2009 (the "Preferred Stock"). The Company intends to raise approximately $300 million of gross proceeds from the offering of Senior Notes and approximately $100 million of gross proceeds from the offering of Preferred Stock.

     The Senior Notes are expected to carry a cash-pay current coupon, while the Preferred Stock is expected to carry either a cash-pay or pay-in-kind dividend at the option of the Company during the first seven years.

     The use of proceeds of the offering will be for the construction, working capital requirements and other corporate purposes of the Company.

     The Senior Notes and the Preferred Stock will not have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws, and unless so registered, may not be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

     Accordingly, the Notes and the Preferred Stock will be offered and sold within the United States under Rule 144A only to "qualified institutional buyers" and to a limited number of institutional "accredited investors" that make certain representations and agreements and outside the United States in accordance with Regulation S under the Securities Act.

     A copy of the press release issued by the Company announcing the above is attached hereto as an exhibit and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits
------   ---------------------------------

     Exhibits

     99  Press Release issued January 27, 1997.
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                                   SIGNATURES
                                   ----------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                             INTERNATIONAL CABLETEL INCORPORATED
                             (Registrant)



                             By: /s/ Richard J. Lubasch
                             --------------------------------------------
                             Name:  Richard J. Lubasch
                             Title: Senior Vice President-General Counsel


Dated: January 28, 1997

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   INTERNATIONAL CABLETEL INCORPORATED
                                   (Registrant)



                                   By:
                                   --------------------------------------------
                                   Name:  Richard J. Lubasch
                                   Title: Senior Vice President-General Counsel


Dated: January 28, 1997
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                                 EXHIBIT INDEX
                                 -------------


Exhibit                                                          Page
-------                                                          ----


99  Press Release issued January 28, 1997.